UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4789

SCUDDER NEW ASIA FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

SCUDDER NEW ASIA FUND, INC.

Annual Report to Stockholders

December 31, 2005

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Asian companies and industries a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

DWS Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — SAF

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax information

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Stockholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and his team's strategy in managing Scudder New Asia Fund, Inc. during the 12-month period ended December 31, 2005.

Q:  How did Asian stocks perform in 2005?

A:  The MSCI All-Country Asia ex-Japan Index returned 23.17% in 2005, comfortably outperforming the 9.49% return of the broader MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia and the Far East).1 The region's markets were helped by the continued high level of global liquidity, which sparked significant investment inflows into the Pacific Rim. The interest in Asia did not come just from overseas, however. Local investors throughout the region also began to step up their participation in the equity markets. We view this as an important long-term development, as it may indicate the emergence of a stable local investor class in Asia.

Also helping market performance was the fact that economic growth remained on track throughout the Pacific Rim, most notably in China. Coming into the year, investors had been concerned that the country was on the verge of a hard landing, but its 9.3% third-quarter gross domestic product growth tells a different story. Investors were also encouraged by the fact that Japan is finally beginning to show signs of emerging from its decade-long economic doldrums. Japan's core consumer price inflation rose in December for the first time in two years, indicating that the country may be in the final stage of overcoming deflation. This provided a boost to companies in the financials, real estate and industrials sectors and helped make Japan one of the best-performing major markets in the world during 2005. However, it was Korea — which has long traded at a discount to its global peers — that had the distinction of being the top performer in Asia for the year. A number of factors contributed to a narrowing of this discount, including growing investor confidence in the economy, continued strength in exports and a recovery in the consumer sector. On the other end of the performance spectrum, stocks in Thailand, Taiwan and Malaysia lagged.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization- weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  How did the fund perform?

A:  The fund's net asset value (NAV) total return was 29.98% for the 12-month period ended December 31, 2005, while its share price — quoted on the NYSE — returned 41.41% to close at $19.78 per share, representing a discount of 5.49% to NAV. (Please see pages 14 through 15 for more complete performance information. Past performance is no guarantee of future results.)

A key reason for the fund's substantial outperformance was its continued investment in small- and mid-cap companies, which as a group performed well in the bullish market environment. All of the most meaningful trends currently taking place in Asia — such as improved corporate governance, rising brand recognition on a global basis and the development of more diverse, consumer-oriented economies — provide a stronger foundation for smaller companies. We believe the best example of the ability of small-cap stocks to boost fund performance over time has been our investment in Chiyoda Corp., a Japan-based engineering company that manufactures liquid natural gas terminals, refineries and other major infrastructure products for companies in the energy and chemicals industries. We initially purchased the stock in 2003, and Chiyoda's stock has since surged more than 1200% as the rising prices of oil and gas have increased demand for new investment in the energy sector. The year 2005 marked the third year in a row that the stock was the top contributor to fund performance.

Investing in small- and mid-caps is not without risk, of course, but we believe the Chiyoda story helps illustrate the potential benefit of using our research capabilities and on-the-ground presence to invest a portion of the fund in fast-growing companies that are not yet heavily followed by the global research community.

Q:  What other factors helped performance during the year?

A:  We believe the consumer growth story is one of the most important themes in the portfolio, and many of our holdings in this area performed well in 2005. Asian countries have traditionally been export-dependent, and it is only with the reforms and rebuilding that followed the 1997 financial crisis that we have begun to see the development of a strong consumer sector. Additionally, the continued growth of the region has helped spawn a nascent middle class, and this has brought a corresponding rise in demand for a variety of products and services, including savings and investment vehicles, discretionary goods, and travel. During the past year, for example, strong contributions to performance came from the Korean stocks Daegu Bank Ltd., a regional bank, and Daishin Securities Co., Ltd., which has benefited from rising trading volume among retail investors. The fund also benefited from its holdings in AEON Mall Co. Ltd. and Taegu Department Store Co. Ltd., which are plays on rising domestic consumption in Japan and Korea, respectively. In the travel area, key contributors were Hotel Leelaventure Ltd. and Ctrip.com International Ltd., which stand to benefit from rising in-country travel among citizens of India and China, respectively. These are just a few of the stocks that the fund owns in the consumer sector, an area that we continue to believe is an excellent way to take advantage of Asia's maturing economy. (As of December 31, 2005, the position in Ctrip.com was sold.)

We also generated robust outperformance in the technology sector, where the fund's holdings delivered a return well above the return of the stocks in the benchmark. Our stock selection was strong in this area, with significant contributions coming from Seoul Semiconductor Co. Ltd., Siliconware Precision Industries Co. Ltd., LG Card Co. Ltd., Samsung Electronics Co. Ltd. and SFA Engineering Corp. Our timing in technology also proved beneficial, as our decision to add to the sector on weakness at mid-year paid off when tech stocks rallied in the fourth quarter. (As of December 31, 2005, the positions in Seoul Semiconductor and SFA Engineering were sold.)

The strength of our stock picking in the Japanese market, where the aggregate return of the fund's holdings was more than double that of the stocks in the benchmark, was also a notable contributor. The portfolio was helped by its overweight in banks and brokers, one of the strongest areas in the Japanese market.

Q:  What are some of your investments that detracted from performance?

A:  Performance was hurt by an overweight position in Thailand, which we had cited as being a potential source of opportunity in our December 2004 report to shareholders. We believe we were correct in our original assessment, but were early. We believe Thailand represents an even more attractive value now than it did one year ago. We continue to favor Thai banks, which we see as a play on the growing wealth and savings of the country's middle class. The fund is also invested in Precious Shipping, PCL, which performed poorly during the year. However, at four times earnings, it is one of the cheapest shipping companies in the world. With rates locked in for the next two to three years via long-term contracts (thus insulating the company from fluctuations in rates), Precious Shipping represents a way to take advantage of the continued growth in Chinese demand.

Other detractors included the underperformance of our stock picks in the energy and materials sectors, as well as a position in SP Setia Bhd, a property developer that was hurt by weak Malaysian real estate prices and the underperformance of the Malaysian stock market in 2005.

Q:  You have added to the fund's weighting in Taiwan. Why?

A:  Our bottom-up stock selection process has led us to boost the fund's weighting in Taiwan. During 2005, the market was plagued by continual outflows from retail investors, political paralysis in the parliament and declining consumer confidence. This overwhelming negative sentiment drove the market's valuation to its cheapest level in 15 years, despite a dividend yield of 4% and estimated earnings growth of 10% in 2006. Our bottom-up analysis confirmed that valuations for several stocks had reached trough levels and that the strength of these stocks' underlying fundamentals supports higher valuations over the next year. Following a week long research trip to the country in the autumn, we added to positions in several Taiwanese companies. Many of our purchases have been in the technology sector, where we believed concerns over global growth and inventory levels are exaggerated. Our decision to add to the fund's weighting in Taiwan had an immediate short-term payoff, as the market staged a large rally in the final two months of the year.

Q:  What is your broad view on the Asian markets?

A:  After two years of strong gains for the region's markets, it is unlikely that we will see another year of similarly exceptional performance in 2006. In the long term, however, Asia is undergoing important structural changes that have only begun to unfold. The Chinese growth story, the expansion of the middle class and the evolution of Asian companies into global competitors all represent important multiyear trends that are still in the early stages. Further, even though the Asian markets have performed well in recent years, the region continues to trade at a discount both to the developed markets and to other emerging markets regions. This may bode well for continued inflows of investment dollars into Asia even if the global investment environment becomes more challenging.

With this as backdrop, we remain optimistic on the long-term outlook for the asset class. We will continue to focus on building the portfolio one stock at a time by emphasizing what we believe are the best ideas in the Asian markets. Given the positive developments taking place in Asia, as well as our growing investments in small- and mid-cap stocks, we believe the region will provide fertile ground for stock picking for years to come.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  The Brazil Fund, Inc., DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc., The Korea Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Recent Events

On December 2, 2005 at the Fund's annual meeting shareholders did not approve a proposal providing for the reorganization of the Fund into DWS Emerging Markets Equity Fund ("Emerging Markets Fund"). Later in December, the Board proposed a new proposal providing for the amendment of the Fund's Articles of Amendment and Restatement to enable an affirmative vote of a majority of the Fund's outstanding shares to approve any reorganization, consolidation, merger, transfer or assets or share exchange of the Fund. Contingent on shareholder approval of such an amendment, the Fund's Board of Directors recommended that the proposal for the reorganization of the Fund, voted on at the annual meeting, be resubmitted to shareholders.

In January 2006, the Board of Directors submitted a proposed amendment to shareholders at a special meeting of shareholders. Holders of a majority of the Fund's outstanding shares must affirmatively vote in favor of the amendment for it to pass. If shareholders approve the amendment to the Articles of Amendment and Restatement, the Fund will resubmit to shareholders the proposal providing for the merger of the Fund into the Emerging Markets Fund. The February 27, 2006 meeting was adjourned until March 21, 2006. There can be no assurance that shareholders of the Fund will approve the proposed amendment to the Articles of Amendment and Restatement or the proposed merger.

Changes in Officers

On December 13, 2005, the Board of Directors appointed Vincent J. Esposito as President, John Millette as Secretary and Elisa Metzger as Chief Legal Officer.

DWS Scudder

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and certain Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all Deutsche Bank's mutual fund operations around the globe. In addition, the Web Site for Scudder New Asia Fund, Inc. changed to www.cef.dws-scudder.com.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of December 19, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 34. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the year ended December 31, 2005, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link www.cef.dws-Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's Market Value is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.dws-scudder.com for the Fund's most recent performance.

Historical Information as of December 31, 2005
	Total Return (%) (e)
	Market Value (a)		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	9.68	—	12.11	—	6.51	—
One Year	41.41	41.41	29.98	29.98	23.17	23.17
Three Year	172.45	39.67	135.82	33.10	113.12	28.69
Five Year	127.63	17.88	83.00	12.85	87.87	13.44
Ten Year	97.61	7.05	98.39	7.09	21.39	1.96
	Total Return (%)		Total Return (%)
	Index (c)		Index (d)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	11.85	—	7.65	—
One Year	25.52	25.52	21.09	21.09
Three Year	97.65	25.50	96.89	25.34
Five Year	25.19	4.60	56.57	9.38
Ten Year	-1.57	-0.16	1.46	.15

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Per Share Information and Returns(a)
Yearly periods ended December 31

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	15.26	11.28	11.71	24.09	12.26	10.43	9.42	15.43	17.08	20.92
Income Dividends ($)	.02	.18	—	—	—	—	—	—	.02	.16
Capital Gains Distributions ($)	.33	.39	—	—	2.56	.09	—	—	—	1.11
Total Return (%)	2.46	-21.89	3.81	105.72	-36.57	-14.17	-9.68	63.80	10.81	29.98

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) The MSCI All-Country Asia ex-Japan Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(c) The MSCI Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan. The index is calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. The index assumes reinvestment of dividends.

(d) A blend of 75% MSCI All-Country Asia Free ex Japan Index and 25% MSCI Japan Index as described above.

(e) Returns less than one year are not annualized.

Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio Summary as of December 31, 2005

Asset Allocation	12/31/05	12/31/04

Common Stocks	96%	97%
Preferred Stocks	3%	2%
Cash Equivalents	1%	—
Exchange Traded Fund	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	12/31/05	12/31/04

Korea	24%	20%
Japan	18%	18%
Taiwan	18%	16%
Hong Kong	14%	14%
China	7%	6%
Malaysia	4%	4%
Indonesia	4%	3%
India	4%	5%
Thailand	4%	5%
Other	3%	9%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/05	12/31/04

Financials	27%	28%
Information Technology	26%	20%
Industrials	20%	18%
Telecommunication Services	8%	8%
Materials	7%	13%
Consumer Discretionary	7%	7%
Energy	3%	2%
Consumer Staples	1%	2%
Utilities	1%	1%
Other	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (29.0% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	6.3%
2. Chiyoda Corp. Builder of industry-specific factories	3.5%
3. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	3.0%
4. Daegu Bank, Ltd. Provider of commercial banking services	2.7%
5. Siliconware Precision Industries Co. Manufacturer of packaging for integrated circuits	2.6%
6. PT Telekomunikasi Indonesia Provider of telecommunication services	2.4%
7. AEON Mall Co., Ltd. Develops, manages and maintains large-scale shopping malls	2.3%
8. Sumitomo Corp. Provider of general trading services	2.2%
9. Hong Kong Exchanges & Clearing Ltd. Owns and operates the stock exchange, futures exchange and their related clearing houses in Hong Kong	2.0%
10. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominums	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 101.3%
Australia 1.1%
Newcrest Mining Ltd. (Cost $417,301)	117,288	2,089,408
China 7.8%
Beijing Capital International Airport Co., Ltd. "H"	1,698,000	777,427
China Construction Bank "H"*	2,836,000	978,417
China Petroleum & Chemical Corp. "H"	4,124,000	2,034,435
China Telecom Corp., Ltd. "H"	3,624,000	1,320,385
China Vanke Co., Ltd. "B"	3,203,100	2,053,150
Foxconn International Holdings Ltd.*	1,688,000	2,710,414
Harbin Power Equipment Co., Ltd. "H"	2,781,300	1,847,349
Shanghai Electric Group Co., Ltd. "H"*	3,760,000	1,285,072
SINA Corp.*	49,800	1,203,168
(Cost $8,831,993)		14,209,817
Hong Kong 14.9%
Agile Property Holdings, Ltd.*	200,000	96,729
Cheung Kong (Holdings), Ltd.	204,000	2,095,607
China Mobile (Hong Kong), Ltd. (ADR)	44,600	1,072,184
China Resources Power Holdings Co., Ltd.	1,556,000	877,974
Citic Pacific, Ltd.	257,000	709,317
FU JI Food & Catering Services	864,200	1,404,360
Hong Kong Exchanges & Clearing, Ltd.	890,000	3,690,326
Hongkong Land Holdings, Ltd.	646,000	2,028,440
Hutchison Whampoa, Ltd.	286,000	2,725,865
Kingboard Chemical Holdings, Ltd.	833,200	2,256,640
Li & Fung, Ltd.	468,000	902,362
Link (REIT)*	466,000	883,481
Midland Realty Holdings, Ltd.	4,640,500	2,393,969
Norstar Founders Group, Ltd.	3,303,800	1,011,978
Shangri-La Asia, Ltd.	942,000	1,573,311
Skyworth Digital Holdings, Ltd.	3,878,700	481,733
Solomon Systech International, Ltd.	3,020,000	1,246,381
Wing Hang Bank, Ltd.	254,000	1,827,939
(Cost $19,548,715)		27,278,596
India 3.9%
Bharti Tele-Ventures, Ltd.*	101,900	798,564
Hotel Leelaventure, Ltd.	133,299	835,878
Infosys Technologies, Ltd.	25,200	1,677,386
Jindal South West Holdings, Ltd.*	39,325	207,921
Reliance Industries Ltd.	125,400	2,476,228
Sintex Industries Ltd.	326,400	1,208,177
(Cost $4,391,423)		7,204,154
Indonesia 4.0%
PT Indosat Tbk	634,400	362,305
PT Indosat Tbk (ADR)	41,700	1,213,053
PT Medco Energi Internasional Tbk	3,897,000	1,336,136
PT Telekomunikasi Indonesia "B"	5,346,000	3,199,039
PT Telekomunikasi Indonesia "B" (ADR)	50,100	1,195,386
(Cost $4,823,313)		7,305,919
Japan 18.6%
AEON Mall Co., Ltd.	86,000	4,192,988
Chiyoda Corp.	280,000	6,434,053
Diamond City Co., Ltd.	26,000	1,062,619
eAccess Ltd.	750	531,013
JFE Holdings, Inc.	42,600	1,430,415
KDDI Corp.	188	1,083,987
Matsui Securities Co., Ltd.	199,500	2,769,165
Nissan Motor Co., Ltd.	69,000	699,156
Nitto Denko Corp.	25,000	1,948,107
Park24 Co., Ltd.	94,000	3,363,548
Sumitomo Corp.	309,000	3,995,633
Sumitomo Realty & Development Co., Ltd.	166,000	3,610,378
Taisei Corp.	408,000	1,850,850
UFJ Central Leasing Co., Ltd.	23,000	1,142,833
(Cost $15,114,143)		34,114,745
Korea 22.1%
Daegu Bank, Ltd.	329,100	4,933,171
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	69,300	1,873,301
Hynix Semiconductor, Inc. (GDR) (REG S) 144A*	59,000	2,006,000
Hyundai Mobis	16,000	1,453,182
INTOPS Co., Ltd.	40,500	1,353,684
Korea Exchange Bank*	115,300	1,592,379
Korea Information Service, Inc.	80,100	1,551,087
KT&G Corp.	43,200	1,923,403
LG Card Co., Ltd.*	34,800	1,724,795
LG Electronics, Inc.	28,700	2,511,031
NEPES Corp.*	753	13,625
POSCO (ADR)	32,700	1,618,977
Samsung Electronics Co., Ltd.	15,080	9,713,896
Samsung SDI Co., Ltd.	12,210	1,396,895
SK Corp.	44,400	2,284,449
STX Pan Ocean Co., Ltd.*	1,057,700	562,996
Taegu Department Store Co., Ltd.*	83,600	1,577,672
Wooree ETI Co., Ltd.*	31,100	491,587
Woori Finance Holdings Co., Ltd.	101,500	1,996,160
(Cost $20,102,797)		40,578,290
Malaysia 4.0%
Airasia Bhd.*	2,357,200	991,652
Commerce Asset-Holding Bhd.	1,442,000	2,174,732
Resorts World Bhd.	563,300	1,669,258
SP Setia Bhd.	1,664,100	1,435,366
YTL Corp. Bhd.	747,500	1,058,109
(Cost $7,589,143)		7,329,117
Philippines 2.5%
Manila Water Co.	6,134,200	716,456
Philippine Long Distance Telephone Co. (ADR)	70,500	2,364,570
SM Investments Corp.	330,750	1,496,821
(Cost $3,579,670)		4,577,847
Taiwan 18.6%
Asustek Computer, Inc.	627,000	1,929,143
AU Optronics Corp. (ADR)	124,973	1,875,845
Cathay Financial Holding Co., Ltd.	864,000	1,566,052
Chungwha Telecom Co., Ltd.	611,500	1,058,084
Hon Hai Precision Industry Co., Ltd.	356,159	1,952,953
Hotai Motor Co., Ltd.	395,700	970,370
Hung Poo Real Estate Development Corp.	775,000	519,397
Optimax Technology Corp.	1,189,000	2,031,983
Powerchip Semiconductor Corp.	3,429,000	2,261,522
Siliconware Precision Industries Co.	3,398,676	4,767,765
Silitech Technology Corp.	304,000	1,370,600
SinoPac Financial Holdings Co., Ltd.	5,367,000	2,591,411
Ta Chong Bank Ltd.*	3,791,982	1,088,160
Taiwan Semiconductor Manufacturing Co., Ltd.	2,933,734	5,585,682
United Microelectronics Corp.	2,902,901	1,644,828
XAC Automation Corp.	401,000	390,904
Yang Ming Marine Transport	764,000	496,897
Yuanta Core Pacific Securities Co.	2,731,846	1,901,594
(Cost $27,284,691)		34,003,190
Thailand 3.8%
Bangkok Bank PCL (Foreign Registered)	915,000	2,564,899
Precious Shipping PCL (Foreign Registered)	907,900	702,640
Thai Oil PCL (Foreign Registered)	531,700	822,985
The Siam Cement PCL (Foreign Registered)	266,400	1,714,311
True Corp. PCL (Foreign Registered)*	4,655,500	1,134,796
(Cost $5,743,064)		6,939,631
Total Common Stocks (Cost $117,426,253)		185,630,714

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $841)	91,000	31,688

Preferred Stocks 2.9%
Korea
Daishin Securities Co., Ltd.	209,100	3,486,795
Samsung Electronics Co., Ltd.	3,800	1,833,174
Total Preferred Stocks (Cost $2,055,536)		5,319,969

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (a) (Cost $2,013,246)	2,013,246	2,013,246
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $121,495,876)+	105.3	192,995,617
Other Assets and Liabilities, Net	(5.3)	(9,775,209)
Net Assets	100.0	183,220,408

* Non-income producing security.

+ The cost for federal income tax purposes was $122,878,882. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $70,116,735. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,035,328 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,918,593.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (Cost $119,482,630)	$ 190,982,371
Investment in Cash Management QP Trust (Cost $2,013,246)	2,013,246
Total investments in securities, at value (Cost $121,495,876)	192,995,617
Foreign currency, at value (Cost $816,067)	833,412
Dividends receivable	584,286
Interest receivable	7,269
Foreign taxes recoverable	34,023
Other assets	12,688
Total assets	194,467,295
Liabilities
Distributions payable	10,424,202
Deferred foreign taxes	174,012
Accrued management fee	206,380
Other accrued expenses and payables	442,293
Total liabilities	11,246,887
Net assets, at value	$ 183,220,408
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(283,490)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $174,012)	71,325,729
Foreign currency related transactions	19,307
Accumulated distributions in excess of net realized gain (loss)	(1,580,628)
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,266,311
Net assets, at value	$ 183,220,408
Net Asset Value per share ($183,220,408 ÷ 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $522,254)	$ 3,449,671
Interest	1,633
Interest — Cash Management QP Trust	52,104
Total Income	3,503,408
Expenses: Management fee	1,948,841
Services to shareholders	34,960
Custodian and accounting fees	376,362
Auditing	72,185
Legal	263,777
Directors' fees and expenses	82,572
Reports to shareholders and shareholders meetings	189,546
Other	65,431
Total expenses, before expense reductions	3,033,674
Expense reductions	(1,676)
Total expenses, after expense reductions	3,031,998
Net investment income (loss)	471,410
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $54,760)	9,807,922
Foreign currency related transactions	(180,400)
9,627,522
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $67,081)	34,526,568
Foreign currency related transactions	12,412
34,538,980
Net gain (loss) on investment transactions	44,166,502
Net increase (decrease) in net assets resulting from operations	$ 44,637,912

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 471,410	$ 566,222
Net realized gain (loss) on investment transactions	9,627,522	24,277,259
Net unrealized appreciation (depreciation) during the period on investment transactions	34,538,980	(10,171,509)
Net increase (decrease) in net assets resulting from operations	44,637,912	14,671,972
Distributions to shareholders from: Net investment income	(1,357,774)	(192,716)
Net realized gains	(9,679,616)	—
Increase (decrease) in net assets	33,600,522	14,479,256
Net assets at beginning of period	149,619,886	135,140,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $283,490 and $76,822, respectively)	$ 183,220,408	$ 149,619,886
Other Information
Shares outstanding at end of period	8,759,833	8,759,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 17.08	$ 15.43	$ 9.42	$ 10.43	$ 12.26
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.06	.03	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	5.06	1.61	5.95	(.94)	(1.70)
Total from investment operations	5.11	1.67	5.98	(1.01)	(1.74)
Less distributions from: Net investment income	(.16)	(.02)	—	—	—
Net realized gains on investment transactions	(1.11)	—	—	—	(.09)
Total distributions	(1.27)	(.02)	—	—	(.09)
NAV accretion resulting from repurchases of shares at value	—	—	.03	—	—
Net asset value, end of period	$ 20.92	$ 17.08	$ 15.43	$ 9.42	$ 10.43
Market value, end of period	$ 19.78	$ 14.83	$ 14.33	$ 7.71	$ 8.46
Total Return
Based on net asset value (%)[b]	29.98	10.81	63.80	(9.68)	(14.17)
Based on share market value (%)[b]	41.41	3.66	85.86	(8.87)	(8.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	150	135	84	93
Ratio of expenses (%)	1.88	1.81	2.04	1.99	1.89
Ratio of net investment income (loss) (%)	.29	.42	.28	(.70)	(.35)
Portfolio turnover rate (%)	49	92	80	101	161

a Based on average shares outstanding during the period.

b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended December 31, 2005, the Fund utilized approximately $574,000 of its capital loss carryforward.

For the period from November 1, 2005 to December 31, 2005, the Fund had a post October loss deferral of approximately $481,000 of net realized capital and currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2006.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ —
Net unrealized appreciation (depreciation) on investments	$ 70,116,735

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 3,197,340	$ 192,716
Distributions from long-term capital gains	$ 7,840,050	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $79,053,020 and $81,787,740, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.21% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), also a wholly owned subsidiary of Deutsche Bank AG, served as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $16,200, of which $2,700 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SSC aggregated $15,000, of which $2,500 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DWS-SFAC aggregated $120,573, of which $10,935 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2005, the Manager agreed to reimburse the Fund $1,676, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Proposed Fund Merger

On December 2, 2005 at the Fund's annual meeting shareholders did not approve a proposal providing for the reorganization of the Fund into DWS Emerging Markets Equity Fund ("Emerging Markets Fund"). Later in December, the Board proposed a new proposal providing for the amendment of the Fund's Articles of Amendment and Restatement to enable an affirmative vote of a majority of the Fund's outstanding shares to approve any reorganization, consolidation, merger, transfer or assets or share exchange of the Fund. Contingent on shareholder approval of such an amendment, the Fund's Board of Directors recommended that the proposal for the reorganization of the Fund, voted on at the annual meeting, be resubmitted to shareholders.

In January 2006, the Board of Directors submitted a proposed amendment to shareholders at a special meeting of shareholders. Holders of a majority of the Fund's outstanding shares must affirmatively vote in favor of the amendment for it to pass. If shareholders approve the amendment to the Articles of Amendment and Restatement, the Fund will resubmit to shareholders the proposal providing for the merger of the Fund into the Emerging Markets Fund. The February 27, 2006 meeting was adjourned until March 21, 2006. There can be no assurance that shareholders of the Fund will approve the proposed amendment to the Articles of Amendment and Restatement or the proposed merger.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in Note G, "Proposed Fund Merger," the Board of Directors has approved a reorganization of the Fund into an affiliated open-end fund.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,415,000 as capital gain dividends for its year ended December 31, 2005, of which 100% represents 15% rate gains.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $302,115 and earned $834,988 of foreign source income during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.10 per share as income earned from foreign sources for the year ended December 31, 2005. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2005:

2005 Foreign Tax Credit Table
Country	Foreign Income	Foreign Taxes
Australia	0.33%	—
Bermuda	2.48%	—
Canada	0.13%	.51%
China	1.24%	—
Hong Kong	9.55%	—
India	1.31%	18.13%
Indonesia	1.55%	6.08%
Japan	4.19%	7.68%
Korea	12.24%	52.90%
Cayman Island	0.52%	—
Malaysia	3.95%	—
Philippines	1.07%	4.74%
Taiwan	13.78%	—
Thailand	4.28%	9.96%
Total Foreign	56.62%	100.00%
United States	43.38%	0.00%
Total	100.00%	100.00%

For federal income tax purposes, the Fund designates $4,000,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc. (the "fund"), was held on December 2, 2005, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Rinaldo A. da Frota Nogueira	7,225,509	605,305
Kesop Yun	7,228,318	602,496

2. To approve an agreement and plan of reorganization:

Number of Votes:
For	Against	Withheld
5,603,232	770,301	149,294

The proposal was not approved since it required the approval of stockholders of two-thirds of the fund's outstanding shares. The fund will continue to trade as a closed-end fund.

Investment Management Agreement Approval

Board Considerations

On July 5, 2005, the Board approved the continuance of the Investment Advisory, Management and Administration Agreement with DeIM as the Fund's manager effective as of October 1, 2005 and the continuance of the Investment Sub-Advisory Agreement between Deutsche Asset Management (Asia) Limited ("DeAM Asia") and DeIM. At the time, the Board also authorized the Fund to seek shareholder approval for merging the Fund into Scudder Emerging Markets Fund, an open-end investment company.

In reaching its decision to continue its relationship with DeIM and to renew the Investment Advisory, Management and Administration Agreement and the Investment Sub-Advisory Agreement, the Board considered the following factors, among others:

The advisory fee schedule for the Fund, including (i) comparative information provided by Lipper regarding advisory fees rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to closed-end funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's advisory fee schedules include fee breakpoints. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in the fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The total operating expenses of the Fund, including relative to the Fund's respective peer group as determined by Lipper. In conjunction with the proposed merger of the Fund into Scudder Emerging Markets Fund, the Board also considered the reduced projected expenses of the combined fund.

The resources and operations of DeIM, including the experience and professional qualifications of DeIM personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Investment Advisory, Management and Administration Agreement, DeIM will continue to provide the same services that it currently provides. Additionally, the Board considered its proposal to merge the Fund into Scudder Emerging Markets Fund, an open-end management investment company.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. In this regard, the Board observed that the Fund had outperformed its benchmark in each of the three months, six months, one year, three year and five year periods ended June 30, 2005. Although the Board also observed that the Fund had below average performance relative to other funds in its Lipper peer group, including fourth quartile performance for the year ended December 31, 2004.

DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered the proposed merger.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commission to acquire research services from third-party service providers.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder New Asia Fund, Inc. as of December 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of DWS Global High Income Fund, Inc., DWS Global Commodities Stock Fund, Inc. and The Brazil Fund, Inc., and Messrs. Callander, Froewiss, Luers, Nogueria and Yun serve on the Board of The Korea Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander[1] (1931) Chairman 2004-present Director 1994-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	2
Kenneth C. Froewiss (1945) Director 1999-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996); Director, Mitsui-Sumitomo Insurance Group (US) (2004-present)	46
William H. Luers[1] (1929) Director 1998-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	2
Ronaldo A. da Frota Nogueira (1938) Director 2001-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	3
Susan Kaufman Purcell (1942) Director 2001-present	Director of Center for Hemispheric Policy, University of Miami (March 2005-present); Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, Advisory Board, Mexico Institute of the Woodrow Wilson International Center for Scholars. Formerly, Vice President, Americas Society (January 1989-March 2005). Formerly, Vice President, Council of the Americas (1994-March 2005)	2
Kesop Yun (1945) Director 1999-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	3
Interested Directors and Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[2] (1956) President and Chief Executive Officer and Director 2005-present

Managing Director, Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Paul H. Schubert (1963) Chief Financial Officer 2004-present Treasurer 2005-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
Terrence Gray (1969) Vice President 2002-present	Director of Deutsche Asset Management	n/a
Kate Sullivan D'Eramo[3] (1957) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Scott McHugh[3] (1971) Assistant Treasurer 2005-present	Director of Deutsche Asset Management	n/a
Elisa D. Metzger (1962) Chief legal Officer 2005-present	Director of Deutsche Asset Management	n/a
John Millette[3] (1962) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (1962) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meeting, and that Mr. Callander, because of his responsibilities as Chairman of the Board, will continue as a Director indefinitely. The fund had previously indicated that both Directors were expected to retire in April 2005.

2 As a result of his respective position held with the Manager, this individual is considered an "interested person" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

3 Address: Two International Place, Boston, Massachusetts

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, Scudder New Asia Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving0 on its audit committee: Mr. Robert J. Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

SCUDDER NEW ASIA

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$52,500	$225	$0	$0
2004	$94,000	$185	$11,000	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$11,000	$0	$253,272	$264,272

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Kenneth C. Froewiss (Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira, Susan Kaufman Purcell, and Kesop Yun.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Manager

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. The Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following person handles the day-to-day management of the fund.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1993
•	Portfolio Manager for Global Emerging Markets Equity Fund and other international products.
•	Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.
•	Joined the fund in 2001.
•	BS, Boston College.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Manager

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Terrence Gray	0	$500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	6	$2,533,681,958	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	2	$609,083,646	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Terrence Gray	2	$460,023,303	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price Paid	Total Number of	Maximum Number of
Period	Shares Purchased	per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a
July 1 through July 31	0	$0	n/a	n/a
August 1 through August 31	0	$0	n/a	n/a
September 1 through September 30	0	$0	n/a	n/a
October 1 through October 31	0	$0	n/a	n/a
November 1 through November 30	0	$0	n/a	n/a
December 1 through December 31	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant’s last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Scudder New Asia Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Scudder New Asia Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006